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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   FORM 8-K



                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  February 21, 2001



                          EDGEWATER TECHNOLOGY, INC.
                          --------------------------
            (Exact name of registrant as specified in its charter)



          Delaware                    0-20971                   71-0788538
    ---------------------          --------------          --------------------
(State or other jurisdiction of      (Commission             (I.R.S. Employer
incorporation or organization)       File Number)           Identification No.)



              302 East Millsap Road, Fayetteville, Arkansas 72703
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              (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code (501) 973-6000
       -----------------------------------------------------------------

                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

     Attached as an exhibit to this Form 8-K is a copy of a Edgewater Technology, Inc. press release which was disseminated publicly on February 21, 2001.

     (c)  Exhibits.  The following exhibit is filed with this Form 8-K:

          99.1  Edgewater Technology, Inc. Press Release dated February 21,
                2001.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         EDGEWATER TECHNOLOGY, INC.
                                         (Registrant)

Date: February 22, 2001                    By:    /s/ Terry C. Bellora
                                              ---------------------------------
                                           Terry C. Bellora
                                           Chief Financial Officer

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                                 EXHIBIT INDEX

     99.1  Edgewater Technology, Inc. Press Release dated February 21,
           2001.

                                       4